Exhibit 99.1

Verde Clean Fuels, Inc. Reports Second Quarter 2024 Results

Houston, TX, August 13, 2024 - Verde Clean Fuels, Inc. (“Verde” or the “Company”) (Nasdaq: VGAS), a renewable energy company focused on the development of commercial production facilities to convert syngas derived from diverse feedstocks into gasoline, today reported second quarter 2024 GAAP diluted net loss per share of $(0.14). The second quarter 2024 consolidated net loss was $2.8 million, of which $0.9 million was attributable to Verde. The second quarter net loss consists primarily of ongoing general and administrative and research and development expenses related to the Company’s continuing focus on development of its first commercial facility based on Verde’s proprietary STG+® technology which is designed to produce gasoline utilizing either stranded natural gas or waste feedstocks. The Company ended the second quarter with $23.2 million of cash and cash equivalents.

Business Update Highlights Through August 13, 2024

●	Verde selected Chemex Global as its FEED services partner for the Cottonmouth Ventures Permian Basin project. As announced in June 2024, Chemex Global was selected to spearhead the front-end engineering and design for the proposed development, construction, and operation of a natural gas-to-gasoline facility in the Permian Basin. With the selection of Chemex Global, FEED work has commenced and is expected to be completed in early 2025.

●	Verde is in preliminary discussions with various potential offtake parties with respect to carbon credits and gasoline. Verde is in preliminary discussions with various parties with respect to potential offtake arrangements for the purchase of D3 RINs and LCFS credits as well as gasoline that may be produced in any future project. The goal of any such potential arrangements, if finalized and entered into, would be to help manage price risk associated with these credits and the gasoline as well as to possibly support expected project finance requirements.

“Kicking off work with our FEED services partner, Chemex Global, on the Cottonmouth project was an important step forward in pursuing our first commercial scale facility for producing gasoline from waste natural gas in the Permian Basin,” said Verde CEO Ernest Miller. “We continue to work with Cottonmouth on this proposed project, with the goal to help Diamondback Energy reduce flaring and overall environmental impact from its Permian operations.”

VERDE CLEAN FUELS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
General and administrative expenses	$2,988,774	$2,457,882	$5,778,150	$6,723,522
Contingent consideration	-	-	-	(1,299,000)
Research and development expenses	173,020	85,812	258,855	168,474
Total operating loss	3,161,794	2,543,694	6,037,005	5,592,996

Other (income)	(316,208)	(94,887)	(662,336)	(94,887)
Interest expense	-	101,443	-	169,268
Loss before income taxes	(2,845,586)	(2,550,250)	(5,374,669)	(5,667,377)
Income tax (benefit)	(13,866)	-	(13,866)	-
Net loss	$(2,831,720)	$(2,550,250)	$(5,360,803)	$(5,667,377)
Net loss attributable to noncontrolling interest	$(1,928,013)	$(1,801,103)	$(3,684,725)	$(4,343,770)
Net loss attributable to Verde Clean Fuels, Inc.	$(903,707)	$(749,147)	$(1,676,078)	$(1,323,607)

Earnings per share
Weighted average Class A common stock outstanding, basic and diluted	6,297,162	6,130,487	6,235,439	6,127,383
Loss per Share of Class A common stock	$(0.14)	$(0.12)	$(0.27)	$(0.22)

VERDE CLEAN FUELS, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of
	June 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$23,209,901	$28,779,177
Accounts receivable - other	644,194	-
Restricted cash	100,000	100,000
Prepaid expenses	1,012,989	373,324
Total current assets	24,967,084	29,252,501

Non-current assets:
Security deposits	160,669	160,669
Property, plant and equipment, net	405,311	62,505
Operating lease right-of-use assets, net	377,362	524,813
Intellectual patented technology	1,925,151	1,925,151
Total non-current assets	2,868,493	2,673,138
Total assets	$27,835,577	$31,925,639

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$211,986	$184,343
Accrued liabilities	2,816,869	1,976,812
Operating lease liabilities – current portion	287,289	297,380
Other current liabilities	24,977	-
Total current liabilities	3,341,121	2,458,535

Non-current liabilities:
Promissory note – related party	-	409,612
Operating lease liabilities	108,989	232,162
Total non-current liabilities	108,989	641,774
Total liabilities	3,450,110	3,100,309
Commitments and Contingencies

Stockholders’ equity
Class A common stock, par value $0.0001 per share, 9,549,621 and 9,387,836 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively	955	939
Class C common stock, par value $0.0001 per share, 22,500,000 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively	2,250	2,250
Additional paid in capital	36,050,663	35,014,836
Accumulated deficit	(25,598,808)	(23,922,730)
Noncontrolling interest	13,930,407	17,730,035
Total stockholders’ equity	24,385,467	28,825,330
Total liabilities and stockholders’ equity	$27,835,577	$31,925,639

About Verde Clean Fuels, Inc.

Verde Clean Fuels, Inc. is a renewable energy company focused on the development of commercial production plants to convert syngas, derived from diverse feedstocks including biomass or stranded or flared natural gas, into gasoline through its innovative and proprietary liquid fuels technology, the STG+® process. Through its STG+® process, Verde converts syngas into fully finished fuels that require no additional refining, such as Reformulated Blend-stock for Oxygenate Blending (“RBOB”) gasoline. To learn more, please visit www.verdecleanfuels.com.

Investor Contact:

Caldwell Bailey (ICR)
verdeIR@icrinc.com

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding Verde’s expectations and any future financial performance, as well as Verde’s strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “plans,” “goal,” “project,” “preliminary discussions,” “designed,” “potential,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Verde management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Verde disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Verde cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Verde. These risks include, but are not limited to: general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the failure to realize the anticipated benefits of a particular transaction; the risks related to the growth of Verde’s business and the timing of expected business milestones; the ability of Verde to obtain financing in connection with a particular transaction or in the future; and the effects of competition on Verde’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that Verde presently do not know or that Verde currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact Verde’s expectations and projections can be found in Verde’s filings with the Securities and Exchange Commission (the “SEC”). Verde’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Source: Verde Clean Fuels, Inc.

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